Press Release – For Immediate Release

November 2, 2012

CCFNB Bancorp, Inc. Reports Third Quarter 2012 Earnings

Bloomsburg, PA – CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the third quarter of 2012.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the nine months ended September 30, 2012 was $5,461,000 compared to $5,078,000 for the same period in 2011. Earnings per share for the nine months ended September 30, 2012 and 2011 were $2.48 and $2.28, respectively. Annualized return on average assets and return on average equity were 1.17% and 9.96% for the nine months ended September 30, 2012 as compared to 1.09% and 9.74% for the same period of 2011.

The net interest margin, tax effected, on interest earning assets was 3.52% as of September 30, 2012 as compared to 3.56% as of September 30, 2011.

Total assets increased $19.4 million to $644.1 million at September 30, 2012 from $624.7 million at December 31, 2011. Since the end of 2011, investment securities decreased $8.8 million while net loans increased 3.2% or $11.0 million. Total deposits increased $7.3 million while short term borrowings increased $14.5 million since the end of 2011.

When compared to December 31, 2011, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.8 million to $72.0 million as of September 30, 2012. The current level of stockholders’ equity equated to a book value per share of $33.87 at September 30, 2012 as compared with $32.28 as of December 31, 2011. For the nine months ended September 30, 2012 cash dividends of $0.97 per share were paid to stockholders compared to $0.93 for the comparable period of 2011. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to-assets ratio of 11.6 % as compared to 11.4% at December 31, 2011.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.

Consolidated Balance Sheets

	(Unaudited)
	September 30,	December 31,
(In Thousands)	2012	2011

ASSETS
Cash and due from banks	$9,401	$9,632
Interest-bearing deposits in other banks	45,098	26,699
Federal funds sold	1,797	1,845
Total cash and cash equivalents	56,296	38,176

Investment securities, available for sale, at fair value	187,226	196,345
Restricted securities, at cost	3,222	2,900
Loans held for sale	3,763	5,164
Loans, net of unearned income	357,017	345,674
Less: Allowance for loan losses	5,694	5,383
Loans, net	351,323	340,291
Premises and equipment, net	12,043	11,740
Accrued interest receivable	1,778	1,328
Cash surrender value of bank-owned life insurance	14,852	14,413
Investment in limited partnerships	1,288	1,455
Intangible Assets:
Core deposit	1,312	1,639
Goodwill	7,937	7,937
Prepaid FDIC assessment	934	1,146
Other assets	2,119	2,143
TOTAL ASSETS	$644,093	$624,677

LIABILITIES
Interest-bearing deposits	$406,643	$397,045
Noninterest-bearing deposits	83,017	85,334
Total deposits	489,660	482,379

Short-term borrowings	72,818	58,288
Long-term borrowings	4,114	6,118
Accrued interest payable	370	497
Other liabilities	2,709	5,980
TOTAL LIABILITIES	569,671	553,262

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share; authorized 15,000,000 shares, issued 2,311,881 shares in 2012; and 2,300,987 shares in 2011	2,890	2,876
Surplus	28,797	28,421
Retained earnings	43,745	40,418
Accumulated other comprehensive income	2,469	2,260
Treasury stock, at cost; 114,400 shares in 2012 and 88,900 shares in 2011	(3,479)	(2,560)
TOTAL STOCKHOLDERS' EQUITY	74,422	71,415
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$644,093	$624,677

CCFNB Bancorp, Inc.

Consolidated Statements of Income

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
(In Thousands, Except Per Share Data)	September 30,		September 30,
	2012	2011	2012	2011
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,348	$4,363	$12,925	$13,227
Tax-exempt	279	288	835	853
Interest and dividends on investment securities:
Taxable	825	1,220	2,849	4,038
Tax-exempt	178	148	517	413
Dividend and other interest income	17	13	48	38
Federal funds sold	-	-	1	1
Deposits in other banks	19	22	44	49
TOTAL INTEREST AND DIVIDEND INCOME	5,666	6,054	17,219	18,619

INTEREST EXPENSE
Deposits	754	1,118	2,447	3,550
Short-term borrowings	45	75	164	233
Long-term borrowings	31	40	107	119
Junior subordinate debentures	-	28	-	76
TOTAL INTEREST EXPENSE	830	1,261	2,718	3,978

NET INTEREST INCOME	4,836	4,793	14,501	14,641

PROVISION FOR LOAN LOSSES	305	30	365	440
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,531	4,763	14,136	14,201

NON-INTEREST INCOME
Service charges and fees	371	419	1,110	1,272
Gain on sale of loans	468	188	1,208	555
Earnings on bank-owned life insurance	122	103	381	318
Brokerage	106	80	331	208
Trust	167	148	467	555
Investment security (losses) gains	-	-	(17)	3
Gain on sale of premises and equipment	-	-	-	489
Interchange fees	267	232	783	691
Other	277	250	811	746
TOTAL NON-INTEREST INCOME	1,778	1,420	5,074	4,837

NON-INTEREST EXPENSE
Salaries	1,638	1,606	4,882	4,879
Employee benefits	406	503	1,479	1,616
Occupancy	265	248	783	807
Furniture and equipment	274	327	865	955
State shares tax	160	151	485	445
Professional fees	161	160	488	464
Director's fees	65	88	192	221
FDIC assessments	80	51	239	305
Telecommunications	58	60	185	222
Amortization of core deposit intangible	108	125	326	428
Automated teller machine and interchange	132	173	498	488
Other	625	490	1,513	1,379
TOTAL NON-INTEREST EXPENSE	3,972	3,982	11,935	12,209

INCOME BEFORE INCOME TAX PROVISION	2,337	2,201	7,275	6,829
INCOME TAX PROVISION	573	573	1,814	1,751
NET INCOME	$1,764	$1,628	$5,461	$5,078

EARNINGS PER SHARE	$0.80	$0.73	$2.48	$2.28
CASH DIVIDENDS PER SHARE	$0.33	$0.31	$0.97	$0.93
WEIGHTED AVERAGE SHARES OUTSTANDING	2,197,306	2,226,139	2,202,034	2,226,711

	Quarter Ended

(Dollars in Thousands, Except Per Share Data)	9/30/2012	6/30/2012	3/31/2012	12/31/2011	9/30/2011

Operating Highlights

Net income	$1,764	$1,879	$1,818	$1,698	$1,628
Net interest income	4,836	4,894	4,771	4,741	4,793
Provision for loan losses	305	30	30	380	30
Non-interest income	1,778	1,702	1,594	1,503	1,420
Non-interest expense	3,972	4,052	3,911	3,601	3,982

Financial Condition Data:

Total assets	$644,093	$613,819	$631,223	$624,677	$625,789
Loans, net	351,323	348,820	338,497	340,291	339,437
Intangibles	9,249	9,358	9,467	9,576	9,701
Total deposits
Noninterest-bearing	$83,017	$77,963	$81,828	$85,334	$78,549
Savings	74,492	75,296	76,120	72,865	67,062
NOW	74,442	78,079	79,987	74,811	75,374
Money Market	50,417	47,296	46,090	44,104	44,537
Time Deposits	207,292	200,534	199,151	205,265	212,864
Total interest-bearing deposits	406,643	401,205	401,348	397,045	399,837
Core deposits*	282,368	278,634	284,025	277,114	265,522

Selected Ratios

Net interest margin(YTD)	3.52%	3.55%	3.47%	3.52%	3.56%
Annualized return on average assets	1.17%	1.20%	1.17%	1.09%	1.09%
Annualized return on average equity	9.96%	10.19%	10.10%	9.68%	9.74%

Capital Ratios

Total risk-based capital ratio	19.86%	19.63%	18.81%	18.17%	19.59%
Tier 1 capital ratio	18.61%	18.37%	17.53%	16.92%	18.33%
Leverage ratio	10.15%	10.20%	9.89%	9.61%	10.28%

Asset Quality Ratios

Non-performing assets	$4,213	$4,583	$5,298	$5,240	$3,933
Allowance for loan losses	5,694	5,429	5,419	5,383	5,158
Allowance for loan losses to total loans	1.58%	1.52%	1.56%	1.54%	1.50%
Allowance for loan losses to non-performing loans	132.82%	118.47%	104.20%	102.80%	131.13%

Per Share Data

Earnings per share	$0.80	$0.86	$0.82	$0.77	$0.73
Dividend declared per share	0.33	0.33	0.31	0.31	0.31
Book value	33.87	33.31	32.75	32.28	31.90
Common stock price:
Bid	$35.70	$35.05	$35.40	$32.00	$32.60
Ask	39.00	35.40	35.65	37.50	38.00
Weighted average common shares	2,197,306	2,201,890	2,206,959	2,217,760	2,226,139

* Core deposits are defined as total deposits less time deposits